SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting  Material  Pursuant  to  Section   240.14a-11(c)  or  Section
    240.14a-12

                           USAA Tax Exempt Fund, Inc.
               (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ___________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
    ___________________________________________________________________________

5)  Total fees paid:
    ___________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
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2)  Form, Schedule or Registration Statement No.:
    ___________________________________________________________________________

3)  Filing Party:
    ___________________________________________________________________________

4)  Date Filed:
    ___________________________________________________________________________

ARTICLE PUBLISHED IN INSIDE USAA


GET OUT THE VOTE
IMCO SEEKS SHAREHOLDER INPUT

Check your mailboxes. If, as of May 25, you owned shares in any of the 40 USAA mutual funds, you are eligible to vote on the following important proposals to:

*    Elect directors of each fund
*    Amend or eliminate certain investment restrictions
*    Approve a change in the Gold Fund's concentration policy
* Approve a new advisory agreement with IMCO for certain funds as part of a broader initiative to restructure the fund's service and fee arrangements
* Approve a sub-advisory agreement for the S&P 500 Index Fund and permit IMCO to change the fund's sub-adviser in the future without shareholder approval

A key feature of the proposal to approve a new advisory agreement is the use of performance-based pricing across all USAA funds, except money market and index funds. This feature would align IMCO's interest with that of fund shareholders.

IMCO, like all other USAA companies, continually measures itself against industry leaders such as Vanguard, Fidelity, T. Rowe Price, Janus and others. And, according to IMCO's internal performance measures, USAA funds, in many cases, exceed those managed by competitors. IMCO management believes this makes performance-based pricing attractive to both IMCO and the funds' shareholders.

If you're a shareholder, you should vote soon by casting your vote in one of the following ways:

  * On the Internet at  WWW.PROXYVOTE.COM
  * By calling toll free at  1-800-690-6903
  * By mail
  * In person at the shareholder  meeting.

The shareholder meeting is scheduled Friday, July 20, at 2 p.m. in the McDermott Building auditorium at the San Antonio office. It is important that shareholders cast their vote on these proposals.

SCRIPT FOR PROXY SOLICITATION


-------------------------------------------------------------------------------
"Hello. My name is ______. I'm calling on behalf of USAA Investment Management Company (IMCO). May I speak with ____? Briefly, you were sent a proxy statement for the USAA Mutual Funds shareholder meeting to be held on July 20, 2001. Have you had a chance to vote yet?" yet?"
-------------------------------------------------------------------------------



                      YES                  NO
                    [ARROW]               [ARROW]
---------------------------               ------------------------------------
"Thank You very much for                  "If you like, we can quickly review
your prompt response. Have                the proposals and you can vote by
a nice ___.                               telephone right now. Would you like
---------------------------      [ARROW]  to do that?"
                       YES                ------------------------------------
                     [ARROW]              NO
                                         [ARROW]



----------------------------------------
"Would you like to vote as recommended
by the Mutual Funds Board of Directors?"
----------------------------------------
          NO                 YES [ARROW]
       [ARROW]
                                          [ARROW]
                                     ------------------------------------------
                                     "I have recorded your vote and will send a
                                     printed confirmation to (address). Is this
                                     the correct address?"   If not, obtain the
                                     correct address. "And, for your protection,
                                     could you tell me the last four digits of
                                     your social security number?"
                                     ------------------------------------------
                                                            YES
-----------------------------------------                 [ARROW]
"Would you like to review the proposals?"
-----------------------------------------
    NO               YES (READ BRIEFLY)
  [ARROW]

-----------------------------------------
"Thank you very much for your time.
Your Mutual Funds Board of Directors
would really appreciate a prompt
response. As a reminder, when you           [ARROW]
are ready, you can vote by internet,
by phone, or by mailing your card. If
you have any questions about your
proxy, please call a USAA representative
at 1-800-245-4275."
-----------------------------------------

-------------------------------------------------------------------------------
               "Thank you for your time and have a good ______."
-------------------------------------------------------------------------------

===============================================================================
MACHINE: This message is to remind you that a USAA Mutual Funds shareholder meeting is scheduled for July 20, 2001. To quickly vote your shares over the telephone, simply call (888) 696-3158. When calling please refer to record #__. Representatives are available until 11:00 p.m. eastern time and will be happy to assist. Your vote is important! Thank you. you.
===============================================================================

"Hello, my name is ____. I will be recording your vote.


"Would you like to vote as recommended by the Board of Directors?"


                         If not voting "FOR" all the proposals, ask for vote on each proposal as applicable to each of the funds owned.
                         Example: "Regarding your Money Market Fund, how do you vote on Proposal 1? Proposal 2? Etc.



"I have recorded your vote and will send a printed confirmation to (address). Is this the correct address?" If not, obtain the correct address. "And, for your protection, could you tell me the last four digits of your social security number?"


"Thank you for your time and have a good ____."

-------------------------------------------------------------------------------
"Hello.  This is ______.  I'm calling from USAA Investment  Management  Company
(IMCO). May I speak with ____? Briefly, you were sent a proxy statement for the USAA Mutual Funds shareholder meeting to be held on July 20, 2001. Have you had a chance to vote yet?"
-------------------------------------------------------------------------------


     YES                         NO
    [ARROW]                    [ARROW]
-----------------     ----------------------
"Thank you very       "If you like, we can
much for your         quickly review the            --------------------------
prompt response.      proposals and you can   NO    "Thank  you very much for
Have a nice ___."     vote by telephone     [ARROW] your  time.  Your  Mutual
-----------------     right now. Would you          Funds Board  of Directors
                      like to do that?"             would  really  appreciate
                      ----------------------        a prompt  response.  As a
                              YES                   reminder,  when  you  are
                            [ARROW]                 ready,  you  can  vote by
                                                    internet,  by  phone,  or
                                                    by  mailing your card. If
                                                    you  have  any  questions
                                                    about  your proxy, please
                                                    call a USAA representative
                                                    at 1-800-245-4275."
                                                    --------------------------


                   --------------------------------------
                   Explain that you will be transferring
                   to Shareholder Communications so that
                   they may register the vote and mail a
                   confirmation statement.
                   --------------------------------------